EXHIBIT 1

JOINT FILING AGREEMENT

The undersigned parties hereby agree that this Statement on Schedule 13G filed herewith, and any amendments thereto filed hereafter by any of the undersigned parties, relating to the Class A Common Stock, par value $0.00001 per share, of Via Transportation Inc., is being (and will be, in the case of amendments hereto) filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Pitango Growth Fund I, L.P..

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Growth Fund II, L.P.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Growth Principals Fund I, L.P.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Growth Principals Fund II, L.P.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Venture Capital Fund VI, L.P.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Venture Capital Fund VI-A, L.P.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Venture Capital Principals Fund VI, L.P.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Continuation Fund 2021, L.P.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Principals Continuation Fund 2021, L.P.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango G.P. Capital Holdings Ltd.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango Capital Holdings 2019 Ltd.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

Pitango VGP 2016 Ltd.

Signature:	/s/ Eyal Klein
Name/Title:	Eyal Klein/CFO
Date:	10/26/2025

Signature:	/s/ Nechemia Peres
Name/Title:	Nechemia Peres/Managing Director
Date:	10/26/2025

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